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                                                                    EXHIBIT (22)

                                                                                       PERCENTAGE
                                                                     JURISDICTION OF    OWNED BY
                            SUBSIDIARY                                INCORPORATION    REGISTRANT
- -------------------------------------------------------------------  ---------------   ----------
Viragen (Scotland) Ltd.(1).........................................     Scotland (UK)      100%

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(1) Incorporated January 17, 1995.